AUGUST 9, 2018

SUPPLEMENT TO

HARTFORD SMALL/MID CAP EQUITY HLS FUND SUMMARY PROSPECTUS

DATED MAY 1, 2018

IMPORTANT NOTICE REGARDING NAME CHANGE AND CHANGE IN INVESTMENT POLICY

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Effective November 1, 2018, the name, principal investment strategy, portfolio manager and benchmark of the Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) will change. As part of the changes to the principal investment strategy, the Fund’s non-fundamental policy to invest under normal circumstances at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies will change to remove the reference to small-capitalization companies. Accordingly, the above referenced Summary Prospectus is revised as follows effective November 1, 2018:

(1)	The reference to Hartford Small/Mid Cap Equity HLS Fund is deleted and replaced with Hartford MidCap Growth HLS Fund.

(2)	Under the heading “Principal Investment Strategy,” the section “Principal Investment Strategy” is deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The Fund may invest up to 15% of its net assets in securities of foreign issuers and non-dollar securities. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses fundamental analysis to identify securities that it believes have superior growth potential. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.

The Fund defines mid-capitalization companies as companies with a market capitalization within the collective range of the Russell Midcap Index and the S&P MidCap 400 Index. As of December 31, 2017, this range was approximately $348.5 million to $36.7 billion. The market capitalization range of these indices changes over time.

(3)	Under the heading “Principal Risks,” “Mid Cap and Small Cap Securities Risk,” “Quantitative Investing Risk” and “Active Trading Risk” are deleted in their entirety and the following risk is added:

Mid-Cap Securities Risk−The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

(4)	Under the heading “Past Performance – Average Annual Total Returns,” the sub-section entitled “Average Annual Total Returns” is deleted in its entirety and replaced with the following:

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of two broad-based market indices. Class IC shares have not commenced operations as of the date of this prospectus. Returns for Class IC shares reflect Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. For more information regarding returns see “Performance Notes” in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2017*
Share Classes	1 Year	5 Years	10 Years
Class IA	14.43%	12.94%	7.61%
Class IB	13.94%	12.64%	7.33%
Class IC	13.86%	12.38%	7.07%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	25.27%	15.30%	9.10%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	16.81%	14.33%	9.22%
*Effective November 1, 2018, the Fund changed its benchmark to the Russell Midcap Growth Index from the Russell 2500 Index because Hartford Funds Management Company, LLC believes it better reflects the Fund’s revised investment strategy.

(5)	Under the heading “Management,” David J. Elliott, CFA is removed from the table and the following is added:

Portfolio Manager	Title	Involved with Fund Since
Tim Manning	Managing Director and Equity Portfolio Manager	2018

The changes described above to the Fund’s principal investment strategy will likely cause the Fund to incur transaction costs. This Supplement should be retained with your Summary Prospectus for future reference.

HV-7403	August 2018